UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2007

Morgan Stanley

(Exact Name of Registrant

as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	8.01. Other Events

Morgan Stanley (the “Company”) is filing this Current Report on Form 8-K (the “Form 8-K”) to update the historical consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Current Report on Form 8-K dated April 10, 2007 (“April 2007 Form 8-K”) and Quarterly Reports on Form 10-Q for the quarterly periods ended February 28, 2007 and May 31, 2007 for discontinued operations and certain other matters as discussed below. The April 2007 Form 8-K was filed to update the historical consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2006 (the “2006 Form 10-K”) to reflect the results of Quilter Holdings Ltd. (“Quilter”), which was sold on February 28, 2007, as discontinued operations.

In accordance with Statement of Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), revenues and expenses associated with Quilter were classified as discontinued operations in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended February 28, 2007 that was filed with the Securities and Exchange Commission (the “SEC”) on April 6, 2007. As a result of the completion of the spin-off of Discover Financial Services (“DFS”) on June 30, 2007, revenues and expenses associated with DFS were classified as discontinued operations in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended August 31, 2007 that was filed with the SEC on October 10, 2007.

Under requirements of the SEC, the same classification as discontinued operations required by SFAS No. 144 is also required for previously issued financial statements for each of the three years presented in the Company’s 2006 Form 10-K, if those financial statements are incorporated by reference in certain subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the sale of Quilter and the spin-off of DFS (the “Discover Spin-off”). These reclassifications had no effect on the Company’s reported net income for any reporting period.

The Company’s historical consolidated financial statements have been revised and updated to reflect the following:

Discontinued Operations. On June 30, 2007, the Company completed the Discover Spin-off. The Company distributed all of the outstanding shares of DFS common stock, par value $0.01 per share, to the Company’s stockholders of record as of June 18, 2007. The Company’s stockholders received one share of DFS common stock for every two shares of the Company’s common stock. Stockholders received cash in lieu of fractional shares for amounts less than one full DFS share. The Company received a tax ruling from the Internal Revenue Service that, based on customary representations and qualifications, the distribution was tax-free to the Company’s stockholders for U.S. federal income tax purposes.

The net gain from discontinued operations that has been recast from continuing operations in connection with the Discover Spin-off was as follows (dollars in millions):

Fiscal 2006	Fiscal 2005	Fiscal 2004	Fiscal 2003	Fiscal 2002
$1,145	$647	$823	$685	$773

Deferred Compensation Plans. The Company maintains various deferred compensation plans for the benefit of certain employees. Beginning in the quarter ended February 28, 2007, increases or decreases in assets or earnings associated with such plans are reflected in net revenues, and increases or decreases in liabilities associated with such plans are reflected in compensation expense. Previously, the increases or decreases in assets and liabilities associated with these plans were both recorded in net revenues.

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The amount of the reclassification that was recorded within net revenues was approximately as follows (dollars in millions):

Fiscal 2006	Fiscal 2005	Fiscal 2004	Fiscal 2003	Fiscal 2002
$525	$290	$220	$170	$100

Investments and Loans. During the second quarter of fiscal 2007, the Company reclassified investments that are accounted for at fair value from Other assets to Financial instruments owned—Investments in the consolidated statement of financial condition. Gains and losses associated with these investments are reflected in Principal transactions—investments in the condensed consolidated statements of income. During the second quarter of fiscal 2007, the Company reclassified investments that are not accounted for at fair value (such as investments accounted for under the equity or cost method) from Other assets to Other investments. Gains and losses associated with these investments are primarily reflected in Gains (losses) from unconsolidated investees.

During the second quarter of fiscal 2007, the Company reclassified certain structured loan products and other loans that are accounted for on an accrual basis to Receivables—Other loans. Previously, these amounts were included in Financial instruments owned—Corporate and other debt, Receivables—Customers and Receivables— Fees, interest and other. In addition, certain mortgage lending products accounted for at fair value that were previously included in Consumer loans have been reclassified to Financial instruments owned—corporate and other debt.

These reclassifications were primarily made in order to enhance the presentation of financial instruments on the Company’s consolidated statement of financial condition in connection with the Company’s adoption of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”.

Segments. Beginning in the second quarter of fiscal 2007, the Company’s real estate investing business is included within the results of the Asset Management business segment. Previously, this business was included in the Institutional Securities business segment. Real estate advisory activities and certain passive limited partnership interests remain within the Institutional Securities business segment. In addition, activities associated with certain shareholder recordkeeping services are included within the Global Wealth Management Group business segment. Previously, these activities were included within the Asset Management business segment. These changes were made in order to reflect the manner in which these segments are currently managed.

The historical financial information in Exhibits 99.1, 99.2, 99.3 and 99.4 has been revised and updated from its previous presentation solely to reflect the reclassifications for discontinued operations, deferred compensation plans, investments and loans and segments described above for the following periods:

•	fiscal years ended November 30, 2006, 2005, 2004, 2003 and 2002

•	three months ended February 28, 2007, February 28, 2006, May 31, 2007 and May 31, 2006

•	six months ended May 31, 2007 and May 31, 2006

The Company has not modified or updated any other disclosures included in the 2006 Form 10-K, the April 2007 Form 8-K and the Quarterly Reports on Form 10-Q for the quarterly periods ended February 28, 2007 and May 31, 2007.

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Item 9.01.	Financial Statements and Exhibits

15	Letter of awareness from Deloitte & Touche LLP, dated October 25, 2007, concerning unaudited interim financial information.

23.1	Consent of Deloitte & Touche LLP

99.1	Consolidated Financial Statements and notes thereto recast for discontinued operations and certain other reclassifications for the fiscal years ended November 30, 2006, 2005, and 2004 and Management’s Discussion and Analysis of Financial Condition and Results of Operations (which replaces and supersedes Part II, Item 8 and Item 7, respectively, of Exhibit 99.1 of the Form 8-K filed with the SEC on April 10, 2007).

99.2	Condensed Consolidated Financial Statements and notes thereto recast for discontinued operations and certain other reclassifications for the three months ended February 28, 2007 and 2006 and Management’s Discussion and Analysis of Financial Condition and Results of Operations (which replaces and supersedes Part I , Item 1 and Item 2, respectively, of the Quarterly Report on Form 10-Q for the quarter ended February 28, 2007 filed with the SEC on April 6, 2007).

99.3	Condensed Consolidated Financial Statements and notes thereto recast for discontinued operations and certain other reclassifications for the three and six months ended May 31, 2007 and May 31, 2006 and Management’s Discussion and Analysis of Financial Condition and Results of Operations (which replaces and supersedes Part I, Item 1 and Item 2, respectively, of the Quarterly Report on Form 10-Q for the quarter ended May 31, 2007 filed with the SEC on July 10, 2007).

99.4	Selected Financial Data recast for discontinued operations and certain other reclassifications for the fiscal years ended November 30, 2006, 2005, 2004, 2003 and 2002 (which replaces and supersedes Exhibit 99.2 of the Form 8-K filed with the SEC on April 10, 2007).

99.5

Ratio of earnings to fixed charges and ratio of earnings to fixed charges and preferred stock dividends recast for discontinued operations and certain other reclassifications for the three months ended February 28, 2007 and 2006 (which replaces and supersedes Exhibit 12 of the Quarterly Report on Form 10-Q for the quarter ended February 28, 2007 filed with the SEC on April 6, 2007).

99.6

Ratio of earnings to fixed charges and ratio of earnings to fixed charges and preferred stock dividends recast for discontinued operations and certain other reclassifications for the three and six months ended May 31, 2007 and 2006 (which replaces and supersedes Exhibit 12 of the Quarterly Report on
Form 10-Q for the quarter ended May 31, 2007 filed with the SEC on July 10, 2007).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN STANLEY (Registrant)

By:	/S/ T. COLM KELLEHER
T. Colm Kelleher, Executive Vice President and Chief Financial Officer

By:	/S/ PAUL C. WIRTH
Paul C. Wirth, Controller and Principal Accounting Officer

Date: October 25, 2007

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